SSGA Active Trust

SPDR SSGA Income Allocation ETF

(the “Fund”)

Supplement dated August 30, 2018 to the Summary Prospectus

dated October 31, 2017, as supplemented

Effective September 4, 2018, SSGA Funds Management, Inc., the investment adviser to the Fund, has agreed to reduce the Fund’s management fee from 0.70% to 0.50% of the Fund’s average daily net assets. Accordingly, effective September 4, 2018, the fee table and example table in the “FEES AND EXPENSES OF THE FUND” section of the Summary Prospectus are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment):

Management fees[1]	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses[1]	0.50%

1 The Fund’s “Management fees” and “Total annual Fund operating expenses” have been restated to reflect a reduction in the Fund’s “Management fees.”

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$51	$160	$280	$628

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPINKM2018